                                                                   EXHIBIT 10.73

                                 AMENDMENT NO. 7
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                          EFFECTIVE AS OF: MAY 22, 2003

         This Amendment No. 7 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement") is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

         WHEREAS, the purpose of this Amendment to the Agreement is to add a Primary Development Site and protection measures for any Adobe Information that is transmitted between any Primary Development Sites as specified below.

         NOW, THEREFORE, the parties agree as follows:

         1. EXHIBIT C of the Agreement is hereby deleted and replaced in its entirety with the EXHIBIT C attached hereto.

         2. The following new Paragraph 4.6 is hereby added to EXHIBIT N-1 ("Secure Procedures for Handling Adobe Support Information") of the Agreement:

                  "4.6 Peerless may transmit Adobe Support Information between Development Sites provided that it implements adequate security measures to ensure that such Adobe Support Information is protected against access or use while in transit to the receiving Development Site and that transmission of Adobe Core Source only occurs between Primary Development Sites. More specifically, Peerless shall restrict the transmission of Adobe Support Information between Development Sites by utilizing end-to-end encrypted communications to ensure the security and confidentiality of the communications between Development Sites. Such encryption shall be at least 128-bit key length encryption, or no less than the maximum applicable key bit-length limit imposed by law if less than 128 bits. As used herein, "end-to-end encrypted communications" means that the Adobe Support Information is encrypted at the originating Secure Computer System at the originating Development Site and decrypted only at the destination Secure Computer System at the destination Development Site without any intermediate decryption."

         3. All other terms and condition of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 7 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:                                             Peerless:

ADOBE SYSTEM INCORPORATED                          PEERLESS SYSTEMS CORPORATION

By: /s/ GLORIA T. CHEN                             By: /s/ HOWARD J. NELLOR

Print                                              Print
Name: Gloria T. Chen                               Name: Howard J. Nellor

Title: V.P. Worldwide Sales Operations             Title: President & CEO

Date: 5/20/03                                      Date: May 8, 2003

                                    EXHIBIT C

                       DEVELOPMENT AND REPRODUCTION SITES

                                   (PEERLESS)

Peerless' use and storage of the Adobe Core Source and other Adobe Support Information shall be restricted to the following Primary Development Site(s):

      Name of Development Site:                         Address:
----------------------------------------------------------------------
1. Peerless Systems Imaging Products             20415 72nd Ave S.
                                                 Kent, WA 98032
----------------------------------------------------------------------
2. Peerless Systems Corporation                  2381 Rosecrans Avenue
                                                 El Segundo, CA
----------------------------------------------------------------------

Peerless' use and storage of the Adobe Support Information (excluding Adobe Core Source) shall be restricted to the following Secondary Development Site(s):

Name of Development Site:                                   Address:
--------------------------------------------------------------------------------
None.                                            _______________________________
                                                 _______________________________
                                                 _______________________________
--------------------------------------------------------------------------------

Peerless identifies the following Peerless Reproduction Site(s):

Name of Development Site:                                   Address:
--------------------------------------------------------------------------------
None.                                            _______________________________
                                                 _______________________________
                                                 _______________________________
--------------------------------------------------------------------------------

         Upon written request by Adobe at any time during the term of this Agreement, Peerless shall promptly provide a current list of all of its Reproduction Site(s).

                                        3